SCHEDULE 14C INFORMATION

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SEASONS SERIES TRUST

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SEASONS SERIES TRUST

Large Cap Growth Portfolio

Multi-Managed Growth Portfolio

Multi-Managed Income Portfolio

Multi-Managed Income/Equity Portfolio

Multi-Managed Moderate Growth Portfolio

SunAmerica Asset Management, LLC

Seasons Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

July 28, 2017

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to notify you of certain changes to the Large Cap Growth Portfolio, Multi-Managed Growth Portfolio, Multi-Managed Income Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Moderate Growth Portfolio (each, a “Fund” and collectively, the “Funds”), each a series of Seasons Series Trust (the “Trust”). On March 23, 2017, the Board of Trustees (the “Trustees”) of the Trust approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), each Fund’s investment adviser, and Janus Capital Management, LLC (“Janus”) with respect to each Fund (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective on May 30, 2017, which is the date Janus Capital Group, Inc., the ultimate parent entity of Janus, merged with Henderson Group plc into a newly formed entity, Janus Henderson Global Investors plc (the “Transaction”). The prior subadvisory agreement between SunAmerica and Janus with respect to each Fund (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment. There is no change in the advisory fees paid by each Fund under the New Subadvisory Agreement, and the terms of the New Subadvisory Agreement are the same in all material respects to those of the Prior Subadvisory Agreement, except for the effective date of the New Subadvisory Agreement, Janus’ duties to vote proxies, SunAmerica’s rights to use Janus’ marks upon termination of the agreement and Janus’ delegation of certain portfolio management duties to an affiliate.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and Janus.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy

John T. Genoy

President

Seasons Series Trust

SEASONS SERIES TRUST

Large Cap Growth Portfolio

Multi-Managed Growth Portfolio

Multi-Managed Income Portfolio

Multi-Managed Income/Equity Portfolio

Multi-Managed Moderate Growth Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE FUNDS

You have received this information statement (the “Information Statement”) because you are invested in the Large Cap Growth Portfolio, Multi-Managed Growth Portfolio, Multi-Managed Income Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Moderate Growth Portfolio (each, a “Fund” and collectively, the “Funds”), each a series of Seasons Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), each Fund’s investment adviser, and Janus Capital Management, LLC (“Janus”) with respect to each Fund. Pursuant to the New Subadvisory Agreement, Janus serves as subadviser to each Fund. Janus is responsible for managing a portion of the Large Cap Growth Portfolio’s assets and the growth component of each of the Multi-Managed Growth Portfolio, the Multi-Managed Income Portfolio, the Multi-Managed Income/Equity Portfolio and the Multi-Managed Moderate Growth Portfolio.

Each Fund was also subadvised by Janus prior to the effective date of the New Subadvisory Agreement. The prior subadvisory agreement (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon a change in control of Janus. On May 30, 2017, Janus Capital Group, Inc., the ultimate parent entity of Janus, merged with Henderson Group plc into a newly formed entity, Janus Henderson Global Investors plc (the “Transaction”). The closing of the Transaction constituted a change in control of Janus. The Trust’s Board of Trustees (the “Board” or the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust, SunAmerica or Janus, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Subadvisory Agreement between SunAmerica and Janus with respect to each Fund at an in-person meeting held March 23, 2017 (the “Meeting”) to be effective upon the closing of the Transaction.

The New Subadvisory Agreement is the same in all material respects as the Prior Subadvisory Agreement, except for the effective date of the New Subadvisory Agreement, Janus’ duties to vote proxies, SunAmerica’s rights to use Janus’ marks upon termination of the agreement and Janus’ delegation of certain portfolio management duties to an affiliate.

We are not asking you for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

The Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish each Fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about July 28, 2017.

The Trust and the Adviser

Each Fund is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on October 5, 2016.

SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including Janus, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

The New Subadvisory Agreement

The terms and conditions and the subadvisory fee rates paid to Janus under the New Subadvisory Agreement and Prior Subadvisory Agreement are the same in all material respects, except for the effective date of the New Subadvisory Agreement, Janus’ duties to vote proxies, SunAmerica’s rights to use Janus’ marks upon termination of the agreement and Janus’ delegation of certain portfolio management duties to an affiliate. Under the Prior Subadvisory Agreement, Janus had a duty to vote proxies received in connection with securities held by the Funds. This provision is not included in the New Subadvisory Agreement. Under the Prior Subadvisory Agreement, upon termination, SunAmerica had to immediately cease any and all use of any and all Janus marks. This provision is not included in the New Subadvisory Agreement. The Prior Subadvisory Agreement referenced a sub-subadvisory agreement between Janus and Janus Capital Singapore Pte. Limited with respect to the International Equity Portfolio, pursuant to which Janus delegated certain day-to-day portfolio management responsibilities. That portfolio is no longer subadvised by Janus so reference to such sub-subadvisory agreement has been removed from the New Subadvisory Agreement.

The New Subadvisory Agreement provides, among other things, that (i) Janus shall manage the assets of each Fund, or a portion of each Fund’s assets, (ii) SunAmerica shall compensate Janus for its services, (iii) Janus is authorized to select the brokers or dealers to effect portfolio transactions for each Fund and (iv) Janus shall comply with each Fund’s objectives, investment policies and restrictions and with applicable laws and regulations.

Under the New Subadvisory Agreement, Janus is compensated by SunAmerica (and not each Fund) at the annual rate of 0.55% on the first $100 million, 0.42% on the next $100 million and 0.40% on assets over $200 million of the average daily net assets of the aggregate assets of each Fund that Janus manages.

The New Subadvisory Agreement also provides for automatic termination with respect to each Fund unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of the Independent Trustees or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the relevant Fund voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time with respect to a Fund, without penalty, by the Board, SunAmerica, or the holders of a majority of the outstanding shares of each Fund, on not less than 30 nor more than 60 days’ written notice to Janus. The New Subadvisory Agreement is attached as Exhibit A.

For the most recent fiscal year ended March 31, 2017, SunAmerica received advisory fees from each Fund as follows:

Fund	Dollar Amount	Percentage of Fund’s Net Assets
Large Cap Growth Portfolio	$3,792,760	0.78%
Multi-Managed Growth Portfolio	$489,415	0.89%
Multi-Managed Income Portfolio	$421,062	0.77%
Multi-Managed Income/Equity Portfolio	$544,188	0.81%
Multi-Managed Moderate Growth Portfolio	$790,283	0.85%

For the most recent fiscal year ended March 31, 2017, SunAmerica retained the following of its advisory fees after paying Janus’s subadvisory fees:

Fund	Dollar Amount	Percentage of Fund’s Net Assets
Large Cap Growth Portfolio	$2,293,559	0.47%
Multi-Managed Growth Portfolio	$267,634	0.49%
Multi-Managed Income Portfolio	$289,731	0.53%
Multi-Managed Income/Equity Portfolio	$354,351	0.53%
Multi-Managed Moderate Growth Portfolio	$454,560	0.49%

If Janus had served as subadviser for such period under the New Subadvisory Agreement, SunAmerica would have paid the same amount of subadvisory fees to Janus.

Information about the Subadviser

Janus Capital Management LLC. Janus is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a wholly-owned subsidiary of Janus Henderson Group plc, a publicly traded company with principal offices at 201 Bishopsgate, EC2M 3AE, United Kingdom, with principal operations in financial asset management businesses that has approximately $331 billion in assets under management as of March 31, 2017.1

The following chart lists the principal executive officers and the directors of Janus and their principal occupations. The business address of each officer and director as it relates to that person’s position with Janus is 151 Detroit Street, Denver, Colorado 80206.

Name and Address	Principal Occupation
Richard Maccoy Weil	Chief Executive Officer
Bruce Lewis Koepfgen	President
David Richard Kowalski	Chief Risk Officer
Jennifer Joyce McPeek	Chief Operating and Strategy officer
Enrique Chang	Chief Investment Officer
Michelle Rose Rosenberg	Deputy General Counsel
Brennan Allen Hughes	Chief Financial Officer
Michael Drew Elder	SVP, Head of North American Distribution

[1]	Combined merger figures of Janus Capital Group and Henderson Global Investors, as of March 31, 2017.

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with Janus or its affiliates since the beginning of each Fund’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Janus.

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved a New Subadvisory Agreement between SunAmerica and Janus with respect to each Fund. The New Subadvisory Agreement with Janus, an existing subadviser to each Fund, was considered as a result of the anticipated Transaction.

In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Funds in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by Janus;

(3)	the size and structure of the subadvisory fees and any other material payments to Janus;

(4)	the organizational capability and financial condition of Janus and its affiliates, including with respect to the organizational and financial impacts of the Transaction;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to Janus for managing the Funds.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of Janus and the amounts retained by SunAmerica; and (c) information regarding Janus’ compliance and regulatory history. The Board also took into account extensive information from Janus regarding its services provided to the Trust, which materials the Board reviewed at its October 5, 2016 meeting (the “October Meeting”) in connection with its consideration of the renewal of the Current Subadvisory Agreement.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and Janus in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of groups of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Groups/Universes”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of Janus with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Funds.

Nature, Extent and Quality of Services Provided by Janus. The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by Janus. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Funds, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Funds’ assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring Fund performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements. It was further noted that SunAmerica manages a portion of certain of the Funds’ assets.

With respect to Janus, the Board noted that the services currently provided by Janus for each Fund will not change under the New Subadvisory Agreement. The Board further noted that Janus would continue to be responsible for providing investment management services on a day-to-day basis. In such role, Janus would (i) manage the investment and reinvestment of the assets of a portion of each Fund; (ii) determine the securities to be purchased or sold and execute such documents on behalf of each Fund as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Janus’ history, structure and size, and investment experience. The Board was informed that in management’s judgment, Janus has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of Janus that would be responsible for providing investment management services to the Funds as well as current and projected staffing levels. The Board considered that the personnel of Janus that would be responsible for advising the Funds, including the key personnel that will be involved in the investment management, administration, compliance and risk management activities with respect to the Funds, will not change as a result of the Transaction. The Board also considered that the investment strategies and techniques utilized by those personnel will not change as a result of the Transaction. The Board noted that the continuity of each Fund’s day-to-day investment management and operations is therefore expected to remain intact.

The Board also reviewed and considered Janus’ compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to continue to serve as subadviser to the Funds. The Board considered Janus’ risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Janus’ ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by Janus and that there was a reasonable basis on which to conclude that Janus would provide high quality services to the Trust.

Fund Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding each Fund’s subadvisory fees (actual and contractual) compared against such fees of its respective Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Funds, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained, noting that there will be no change in the management fee paid by each Fund to SunAmerica. The Board also noted that the subadvisory fee rates to be paid by SunAmerica to Janus under the New Subadvisory Agreement are the same as those under the Current Subadvisory Agreement. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and Janus, respectively.

The Board noted that in considering the reasonableness of the subadvisory fees, it had considered extensive expense and performance information during its consideration of the renewal of the Current Subadvisory Agreement at the October Meeting. The Board noted that it had received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also noted that it had considered advisory fees received by Janus with respect to other mutual funds and accounts with similar investment strategies to the Funds as well as performance data from management and Janus with respect to each Fund and any other mutual funds or other accounts advised or subadvised by Janus with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to each Fund’s overall performance, performance relative to the Fund’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether Janus will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived. The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to Janus in connection with its relationship with the Funds is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trust in connection with the consideration of the renewal of the Current Subadvisory Agreement. The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedules; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. The Board also considered other potential indirect benefits to Janus as a result of its relationship with the Funds, which could include research benefits obtained by trading the Funds’ assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to Janus’ profitability, the Board concluded that the potential for economies of scale and other indirect benefits to Janus in its management of the Funds are not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and Janus as discussed above. The Board also considered that the material terms of the New Subadvisory Agreement are identical to the terms of the Current Subadvisory Agreement.

Conclusions. In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Janus possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of each Fund and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of May 31, 2017, there were approximately 39,117,695 shares outstanding of the Large Cap Growth Portfolio, 3,259,459 shares outstanding of the Multi-Managed Growth Portfolio, 4,693,702 shares outstanding of the Multi-Managed Income Portfolio, 5,764,290 shares outstanding of the Multi-Managed Income/Equity Portfolio and 7,056,256 shares outstanding of the Multi-Managed Moderate Growth Portfolio. All shares of the Portfolios were owned directly by the separate accounts of American General Life Insurance Company (“American General”), The United States Life Insurance Company in The City of New York (“USLIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the indicated shares outstanding shares as of May 31, 2017:

Fund and Class	Owner	Shares	Percentage
Large Cap Growth Portfolio Class 1	SunAmerica Dynamic Allocation Portfolio	12,017,151	34.02%
Large Cap Growth Portfolio Class 1	SunAmerica Dynamic Strategy Portfolio	8,112,540	22.97%
Large Cap Growth Portfolio Class 1	Allocation Moderate Growth Portfolio	7,232,184	20.48%
Large Cap Growth Portfolio Class 1	Allocation Moderate Portfolio	3,916,041	11.09%
Large Cap Growth Portfolio Class 2	American General	2,459,507	100%
Large Cap Growth Portfolio Class 3	American General	1,280,428	95.73%
Multi-Managed Growth Portfolio Class 1	American General	589,716	100%
Multi-Managed Growth Portfolio Class 2	American General	1,143,081	100%

Multi-Managed Growth Portfolio Class 3	American General	1,478,726	96.86%
Multi-Managed Income Portfolio Class 1	American General	530,185	100%
Multi-Managed Income Portfolio Class 2	American General	2,582,577	100%
Multi-Managed Income Portfolio Class 3	American General	1,540,134	97.42%
Multi-Managed Income/Equity Portfolio Class 1	American General	799,359	100%
Multi-Managed Income/Equity Portfolio Class 2	American General	3,096,118	100%
Multi-Managed Income/Equity Portfolio Class 3	American General	1,838,452	98.38%
Multi-Managed Moderate Growth Portfolio Class 1	American General	758,089	100%
Multi-Managed Moderate Growth Portfolio Class 2	American General	3,338,376	100%
Multi-Managed Moderate Growth Portfolio Class 3	American General	2,898,564	97.93%

American General is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. USLIC is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. Allocation Balanced Portfolio, Allocation Growth Portfolio, Allocation Moderate Growth Portfolio and Allocation Moderate Portfolio are each a series of the Trust and their address is P.O. Box 15570, Amarillo, Texas 79105-5570. SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio are each a series of SunAmerica Series Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.

Shareholders that own of record or beneficially more than 25% of each Fund’s outstanding shares may be considered a controlling person. As of May 31, 2017, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of any of a Fund’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of each Fund as of May 31, 2017.

Brokerage Commissions

For the fiscal year ended March 31, 2017, Large Cap Growth Portfolio paid $431 to affiliated broker-dealers.

Other Service Agreements

For the fiscal year ended March 31, 2017, each Fund paid the following aggregate amounts in shareholder service fees to American General and USLIC, each of which are affiliates of SunAmerica. In addition, each fund paid the following amounts to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the fiscal year ended March 31, 2017. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. The Portfolios do not have a principal underwriter.

Fund	Shareholder Services Fees Paid	Amount Paid for Transfer Agency Services
Large Cap Growth Portfolio	$234,536	$2,244
Multi-Managed Growth Portfolio	$93,333	$694
Multi-Managed Income Portfolio	$90,434	$835

Multi-Managed Income/Equity Portfolio	$108,621	$694
Multi-Managed Moderate Growth Portfolio	$164,299	$694

Shareholder Reports

Copies of the most recent annual and semi-annual reports of each Fund are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of Seasons Series Trust, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
Seasons Series Trust

Dated: July 28, 2017

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of May 30, 2017 by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time, (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. (a) Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, and shall furnish the Adviser with such monthly, quarterly, and annual reports concerning transactions and performance of each Portfolio in the form as reasonably requested by the Adviser. The Subadviser shall also provide the Adviser with such other information and reports as may reasonably be requested by the Adviser from time to time, other than proprietary information, and provided the Subadviser shall not be responsible for portfolio accounting, nor shall it be required to generate information derived from portfolio accounting data. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information, and (b) applicable laws and regulations.

The Subadviser agrees to manage each of the Portfolios set forth in Schedule A (1) in compliance with all applicable federal and state laws governing its operations and investments; (2) so as not to jeopardize either the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter “Contracts”) as annuity. contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (3) to minimize any taxes and/or penalties payable by the Trust or such Portfolio. Without limiting the foregoing, the Subadviser agrees to manage each Portfolio (1) so that it qualifies to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Code, and (2) in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) applicable state insurance laws to the extent the Adviser notifies the Subadviser of any such applicable state insurance laws; (d) applicable federal and state securities, commodities and banking laws; and (e) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. For purposes of 2(c) in the preceding sentence, disclosure in the Trust’s prospectus and/or statement of additional information of applicable state insurance laws and regulations shall constitute “notice” thereof. For purposes of compliance with this paragraph, the Subadviser shall be. entitled to treat the portion of the assets of each Portfolio that it manages as though such portion constituted the entire portfolio, and the Subadviser shall not be responsible in any way for the compliance of other portions of the Portfolio or for compliance of the Portfolio as a whole with this paragraph.

(b) The Subadviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio(s). The Subadviser shall not be responsible for the preparation or filing of any reports required of the Portfolio(s) by any governmental or regulatory agency, except as expressly agreed to in writing.

(c) The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(d) The Adviser shall timely furnish Subadviser with such information as may be reasonably necessary for or requested by Subadviser to perform its responsibilities under this Agreement. The Subadviser shall establish and maintain brokerage accounts or other accounts necessary for the purchase or sale of various forms of securities and the Adviser shall take such actions as Subadviser deems advisable or necessary to enable Subadviser to establish such accounts on behalf of the Trust.

(e) The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-l under the Act.

2. Portfolio Transactions. The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3. (a) Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

(b) Expenses. Adviser, the Trust and the Portfolio(s) shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Subadviser pursuant to this Agreement. Subadviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Adviser, the Trust, or the Portfolio(s), including without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio(s); and (c) custodian fees and expenses.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. The Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio(s). In the event of such activities, the transactions and associated costs will be allocated among such clients (including the Portfolio(s)) in a manner that the Subadviser believes to be equitable to the accounts involved and consistent with such accounts’ objectives, policies and limitations.

7. Certain Records. While the Subadviser is not being engaged to serve as the Trust’s official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it with respect to the Portfolios as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Confidentiality and Proprietary Rights. The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Trust to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Advisory Agreement, or as required by law upon prior written notice to the Subadviser. The Subadviser is the sole owner of the name and mark “Janus.” The Adviser shall not, and shall not permit the Trust to, without prior written consent of the Subadviser, use the name or mark “Janus” or make representations regarding the Subadviser or its affiliates. Upon termination of this Agreement for any reasons, the Adviser shall immediately cease, and the Adviser shall cause the Trust to immediately cease, all use of the Janus name or any Janus mark.

All references to “the name or mark ‘Janus’” shall be construed to include, but not be limited to, the Janus logo, the web site www.janus.com, any and all electronic links relating to such web site, and any URL for any web site established and maintained by Subadviser or its affiliates. Subadviser retains the right, title and interest to its Service/Trade Marks (including but not limited to the janus.com URL(s)) and grants only a limited license to Adviser to use its URL(s) solely in connection with the Agreement for the purposes specified therein. All goodwill associated with the name and mark “Janus” shall inure to the benefit of Subadviser.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) neither the Subadviser nor its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Subadviser shall be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from (1) the Subadviser’s conduct under this Agreement, or (2) any untrue statement of a material fact in the Trust’s registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Adviser.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser’s disabling conduct, or (ii) any untrue statement of a material fact in the Trust’s registration statement or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by the Subadviser and (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser. The Adviser agrees that the Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating series and shall comply with subsections (a) and (b) of Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) with respect to the portion of assets of a Portfolio allocated to the Subadviser. The Adviser shall indemnify the Indemnified Parties from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of a Portfolio’s assets not allocated to the Subadviser.

10. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

11. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust. Notwithstanding the foregoing, the Subadviser may terminate the Agreement upon 60 days’ written notice in the event of a breach of the Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated. The obligations contained in Section 9 shall survive termination of this Agreement.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act

14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

15. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property” only shall be liable.

16. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Janus Capital Management LLC
151 Detroit St
Denver, CO 80206-4923
	Attention:	General Counsel

Adviser:	SunAmerica Asset Management, LLC
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311
	Attention:	Gregory N. Bressler
Senior Vice President and General Counsel

18. Proxy Voting. The Adviser will vote proxies relating to the Portfolios’ securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolios’ securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

19. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

20. Delegation. The Subadviser may delegate any of its duties and obligations hereunder to any affiliated person, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), that is eligible to serve as an investment adviser to an investment company registered under the 1940 Act on such terms and conditions as it deems necessary or appropriate, provided that (i) the Adviser and the Board consent to any such delegation and to the terms and conditions thereof, (ii) such delegation is pursuant to a written contract which provides for its automatic termination in the event this Subadvisory Agreement is terminated for any reason, and (iii) such delegation is permitted by and in conformity with the 1940 Act. The Subadviser shall be liable to SAAMCo for any loss or damage arising out of, in connection with or related to the actions or omissions to act of any delegee utilized hereunder as if such delegee were a party hereto. Any Sub-Subadvisory Agreement or other contract entered into pursuant to this Section may not be amended without the written consent of SAAMCo, and neither SAAMCo nor the Trust may be held responsible, or otherwise liable for, the payment of any amount due, or which may become due, pursuant to the terms thereof.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By: /s/ Peter A. Harbeck
Name: Peter A. Harbeck
Title: President and Chief Executive Officer

JANUS CAPITAL MANAGEMENT, LLC

By: /s/ Russell P. Shipman
Name: Russell P. Shipman
Title: SVP & Managing Director

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Multi-Managed Growth Portfolio[1]	Redacted
Multi-Managed Moderate Growth Portfolio[1]	Redacted
Multi-Managed Income/Equity Portfolio[1]	Redacted
Multi-Managed Income Portfolio[1]	Redacted
Large Cap Growth Portfolio[1]	0.55% first $100 million 0.42% next $100 million 0.40% over $200 million
Focus Growth Portfolio	0.55% on first $50 million 0.50% on next $450 million 0.45% over $500 million
International Equity Portfolio	0.50% on first $50 million 0.45% on next $200 million 0.40% on next $250 million 0.35% over $500 million

[1]	Subadviser shall be paid a composite fee based on the aggregate assets it manages for the Seasons Multi-Managed Portfolios and the Large Cap Growth Portfolio.

SEASONS SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

Large Cap Growth Portfolio

Multi-Managed Growth Portfolio

Multi-Managed Income Portfolio

Multi-Managed Income/Equity Portfolio

Multi-Managed Moderate Growth Portfolio

(each, a “Fund” and collectively, the “Funds”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement is now available at the website referenced above. Each Fund is a series of Seasons Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, on March 23, 2017, the Board of Trustees of the Trust approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the investment adviser and manager of each Fund, and Janus Capital Management, LLC (“Janus”), the subadviser responsible for managing a portion of the Large Cap Growth Portfolio’s assets and the growth component of the Multi-Managed Growth Portfolio, the Multi-Managed Income Portfolio, the Multi-Managed Income/Equity Portfolio and the Multi-Managed Moderate Growth Portfolio. A new subadvisory agreement with Janus was required because of a change in the ownership and control of Janus effective May 30, 2017, which resulted in the automatic termination of the prior subadvisory agreement with Janus under the Investment Company Act of 1940, as amended. There is no change in the advisory fees paid by each Fund under the new subadvisory agreement, and the terms of the new subadvisory agreement are the same in all material respects to those of the prior subadvisory agreement with Janus, except for the effective date of the New Subadvisory Agreement, Janus’ duties to vote proxies, SunAmerica’s rights to use Janus’ marks upon termination of the agreement and Janus’ delegation of certain portfolio management duties to an affiliate.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about July 28, 2017, to all participants in a contract who were invested in each Fund as of the close of business on May 31, 2017. A copy of the Information Statement will remain on AIG’s website until at least May 31, 2018, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until May 31, 2018. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.